UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 27, 2025

Banzai International, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250

Bainbridge Island, Washington

(Address of principal executive offices)

(206) 414-1777

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BNZI	The Nasdaq Capital Market

Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On August 27, 2025, Banzai International, Inc., a Delaware corporation (the “Company”), entered into an At The Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC, as sales agent (the “Manager” or “Wainwright”), to sell its shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), from time to time, in an “at the market offering” program through Wainwright, with certain limitations on the amount of Class A Common Stock (the “Shares”) that may be offered and sold thereunder. The sales, if any, of the Shares made under the ATM Agreement will be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on or through the Nasdaq Capital Market (“Nasdaq”) or on any other existing trading market for the Company’s Class A Common Stock, directly to Wainwright as principal, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices, and/or in any other method permitted by law (the “Offering”).

Offers and sales of the Shares by the Company, if any, under the ATM Agreement, will be made through a prospectus supplement, dated August 27, 2025 and an accompanying base prospectus, dated August 8, 2025, contained therein (the “ATM Prospectus Supplement”), which ATM Prospectus Supplement forms a part of the Company’s shelf registration statement on Form S-3 (File 333-288908), as amended, initially filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on July 23, 2025 (the “Registration Statement”) and declared effective by the SEC on August 8, 2025. The aggregate market value of the shares of Class A Common Stock eligible for sale under the ATM Prospectus Supplement is currently $7,525,033, which is based on the limitations of General Instruction I.B.6 of Form S-3.

Pursuant to the ATM Agreement, the Company will set the parameters for the sale of the Shares, including the number of Shares to be issued, the time period during which sales are requested to be made, limitation on the number of Shares that may be sold in any one trading day and any minimum price below which sales may not be made. Upon delivery of a placement notice and subject to the terms and conditions of the ATM Agreement, the Manager will use its commercially reasonable efforts, consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations, and the rules of Nasdaq, to sell the Shares from time to time based upon the Company’s instructions. The Company has no obligation to sell any the Shares under the ATM Agreement and may at any time suspend solicitation and offers under the ATM Agreement. The Manager is not obligated to purchase any Shares on a principal basis pursuant to the ATM Agreement.

The ATM Agreement provides that the Company will pay the Manager commissions for its services for acting as agent in the sale of the Shares pursuant to the ATM Agreement. The Manager will be entitled to compensation at a fixed commission rate equal to up to 3.0% of the gross proceeds from the sale of the Shares pursuant to the ATM Agreement. The Company has agreed to provide the Manager and certain affiliates of the Manager with customary indemnification and contribution rights, including for liabilities under the Securities Act. Pursuant to the terms of the ATM Agreement, the Company has agreed to reimburse Wainwright for the reasonable fees and expenses of its legal counsel not to exceed $100,000 (excluding any periodic due diligence fees) incurred in connection with entering into the transactions contemplated by the ATM Agreement. Additionally, pursuant to the terms of the ATM Agreement, the Company has also agreed to reimburse Wainwright up to a maximum of $5,000 per Representation Date (as defined in the ATM Agreement) in connection with a new Registration Statement or the filing of the Company’s Annual Report on Form 10-K and $2,500 in connection with each other Representation Date, plus any incidental expense incurred by the Manager in connection therewith.

The ATM Agreement contains customary representations and warranties and conditions regarding the placements of the Shares pursuant thereto, obligations to sell Shares under the ATM Agreement are subject to satisfaction of certain conditions, including the effectiveness of the Registration Statement.

The Offering of the Shares pursuant to the ATM Agreement and the ATM Prospectus Supplement will terminate upon the earlier of (i) the sale of the Maximum Amount (as defined in the ATM Agreement) of Shares pursuant to the ATM Agreement, or (b) the termination of the ATM Agreement by us or the Manager as permitted therein.

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The foregoing description of the ATM Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A copy of the legal opinion of Hunter Taubman Fischer & Li LLC regarding the legality of the Shares that may be issued pursuant to the ATM Prospectus Supplement is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
1.1	At The Market Offering Agreement, dated August 27, 2025, by and between Banzai International, Inc. and H.C. Wainwright & Co., LLC

5.1	Opinion of Hunter Taubman Fischer & Li LLC

23.1	Consent of Hunter Taubman Fischer & Li LLC (contained in Exhibit 5.1 above)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2025	BANZAI INTERNATIONAL, INC.

	By:	/s/ Joe Davy
	Name:	Joe Davy
	Title:	Chief Executive Officer

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